SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report: July 10, 2003

Community Valley Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	333-85950	68-0479553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2041 Forest Avenue, Chico, California		95928
(Address of Principal Executive Offices)		(Zip Code)

(530) 899-2344
(Registrant’s Telephone Number, Including Area Code)

Item 5.	Other Events

	(a)	The Board of Directors of Registrant approved a stock repurchase plan at their June 2003 meeting. Refer to attached Exhibit 99.1 Press Release for details.

Item 7.	Exhibits

	99.1	Press Release dated July 10, 2003

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Community Valley Bancorp

Date:	7-7-03	By:	/s/ K C Robbins
Keith C. Robbins
President & Chief Executive Officer